UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities And Exchange Act of 1934

Date of Report: September 20, 2004	(Date of earliest event reported): September 22, 2004

American States Water Company

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-14431	95-4676679

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

630 East Foothill Blvd., San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (909) 394–3600

N.A.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Exhibit 1.01
Exhibit 5.01

Section 8-Other Events

Item 8.01. Other Events.

     The Registrant has agreed to issue up to 1,400,000 of its Common Shares and to grant an option to purchase up to 210,000 Common Shares pursuant to the terms of an Underwriting Agreement dated September 22, 2004 attached as Exhibit 1.01.

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     1.01 Underwriting Agreement dated September 22, 2004 among the Registrant and the underwriters named in Schedule I thereto

     5.01 Opinion of O’Melveny & Myers LLP as to the validity of the Common Shares

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN STATES WATER COMPANY
/S/ ROBERT J. SPROWLS
Name:	Robert J. Sprowls
Title:	Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

DATED: September 22, 2004

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